UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 9, 2006

                           GREEN MOUNTAIN CAPITAL INC.

             (Exact Name of Registrant as Specified in Its Charter)

       001-14883              16-1728655                    Nevada
       ---------              ----------                    ------
(Commission File Number)     (IRS Employer       (State or Other Jurisdiction of
                           Identification No.)             Incorporation)

                          201 South Biscayne Boulevard
                                   28th Floor
                              Miami, Florida 33131
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (917) 620-6401
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) SECTION 7 - REGULATION FD


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ITEM 7.01 REGULATION FD DISCLOSURE

Internet Telecommunications PLC ("ITP") presented the investment community an investor presentation consisting of the slide presentations attached hereto as
Exhibit 99.1. The investor presentation was made by ITP solely on its own behalf, and ITP was neither requested nor otherwise authorized by Green Mountain Capital, Inc. to make such presentation.

The information contained in this Item 7.01 is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired. Not applicable (b) Pro forma financial information. Not applicable (c) Exhibits

Exhibit 99.1      Investor Presentation


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                   GREEN MOUNTAIN CAPITAL INC.


                   By:      /s/ Shmul Shneibalg
                   Name:    Shmuel Shneibalg
                   Title:   Chief Executive Officer,
                            Chief Financial Officer, President, and Director


Date:  January 13, 2006